UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 9, 2006


                     INTERNATIONAL CARD ESTABLISHMENT, INC.
             ______________________________________________________
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                     000-33129               95-4581903
____________________________          ____________       ______________________
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)       Identification Number)


              555 Airport Way, Suite A, Camarillo, California 93010
              _____________________________________________________
                    (Address of Principal Executive Offices)


         Registrant's telephone number, including area code 805-383-7063


                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On May 9, 2006, International Card Establishment, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement"), by and among GlobalTech Acquisition, LLC (the "Acquiror"), a Delaware limited liability company and GlobalTech Leasing, Inc. ("GlobalTech Leasing"), a wholly owned subsidiary of the Company. Pursuant to the Agreement, the Company sold and the Acquiror merged with GlobalTech Leasing. In consideration for the cancellation of the common stock of GlobalTech Leasing held by the Company, the Company received an aggregate of $2,500,000 in consideration, consisting of $808,943 in cash and the assumption of $1,691,057 of debt.

         The closing of the merger of GlobalTech into Acquiror occurred on May 11, 2006. No material relationship exists between the Acquiror and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

         GlobalTech Leasing is an equipment leasing firm that specializes in financing point-of-sale transaction systems.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         10.1 Agreement and Plan of Merger, dated May 9, 2006, issued by and among GlobalTech Acquisition, LLC, GlobalTech Leasing, Inc. and International Card Establishment, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTERNATIONAL CARD ESTABLISHMENT, INC.



DATE: May 17, 2006                   By: /s/ WILLIAM LOPSHIRE
                                         ____________________________
                                             William Lopshire
                                             Chief Executive Officer